EXHIBIT 10.2

                         PLEDGE AGREEMENT


            PLEDGE AGREEMENT, dated as of August 9, 1994, made by Northeast General Pharmaceutical Factory, Lyncroft Corporation, Mannion Consultants Ltd., Dziou Tai Associates and Fowler Holding Limited (individually and collectively referred to as the "Pledgor"), in favor of Celcor, Inc., a Delaware corporation (the "Pledgee").

                       PRELIMINARY STATEMENTS:

            A. Each Pledgor is a shareholder of Northeast (USA) Corp. ("Northeast").

            B. Northeast has requited that Pledgee make a short term loan (the "Loan") to Northeast in the amount of Seven Hundred Thousand Dollars ($700,000).

            C. In order to induce Pledgee to make the Loan to Northeast, each Pledgor has agreed to pledge all of the shares of common stock of Northeast owned by such Pledgor as collateral security for the payment of the Loan.

            D. Pledgor wish to enter into this Agreement in order to effect the pledge and to set forth the terms and conditions governing the pledge of the shares of Northeast common stock.

                       ARTICLE 1.  THE PLEDGE.

            Section 1.01. Security for Obligations. Each Pledgor hereby guarantees the full and prompt payment when due (and not just the collectibility) and the full, prompt and unconditional performance of each and every term and condition of all Obligations (as hereinafter defined), provided that the Pledgee's recourse against any Pledgor shall be limited solely to the pledged collateral (as hereinafter defined). For purposes of this Agreement, the term "Obligations" shall mean the indebtedness evidenced by and all amounts payable pursuant to that certain promissory note dated the date hereof, made by Northeast in favor of Pledgee in the principal amount of Seven Hundred Thousand ($700,000) Dollars, including, all amendments and modifications to, extensions of and substitutions for such Note, including in the event of a default, interest, late fees, legal expenses and collection costs.

            Section 1.02. Pledge. As collateral security for the full and punctual payment of the Obligations when due and payable, each Pledgor hereby pledges, grants, assigns, hypothecates and delivers to Pledgee and grants to Pledgee a security interest in, the following (the "Pledged Collateral"):

                  (a) the number of shares of common stock of Northeast listed opposite the name of such Pledgor on Exhibit A annexed hereto (the "Pledged Shares"), together with the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

                  (b) all additional shares of stock or other securities of Northeast from time to time received by any Pledgor in respect of or in substitution for the Pledged Shares, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares (which shall then be included in the definition of "Pledged Shares").

            Section 1.03.  Delivery of Pledged Collateral.

                        (a) All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Pledgee so that the transfer thereof may be registered in the name of the Pledgee or any other transferee. The Pledgee shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or register in the name of the Pledgee, or any of its nominees, any or all of the Pledged Collateral. In addition, the Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

                        (b) The Pledgor further agrees and covenants to promptly deliver to Pledgee any other securities constituting or evidencing Pledged Collateral which it may acquire or which may come into its possession or control during the term hereof (accompanied by proper instruments of transfer or endorsements executed in blank in accordance with the instructions of Pledgee), to be held by Pledgee subject to this Agreement, but free and clear of all other liens, encumbrances and adverse claims. The Pledgor agrees to execute and deliver such other instruments or documents as Pledgee may reasonably request in order to effectuate said transfers.

                        (c) Pledgee shall have the right to appoint or designate one or more agents (the "Agent") for the purpose of retaining physical possession of the certificates or instruments representing or evidencing the Pledged Collateral.

            Section 1.04. Continuing Agreement. This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until payment in full of the Obligations. Upon the payment in full of the Obligations, the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

ARTICLE 2.  REPRESENTATIONS AND WARRANTIES OF PLEDGOR.

            Each Pledgor hereby represents and warrants (as to itself) as follows:

            Section 2.01. Issuance. The Pledged Shares pledged by such Pledgor have been duly authorized and validly issued by Northeast and are fully paid and non-assessable.

            Section 2.02. Ownership and Liens. Each Pledgor is the legal and beneficial owner of the Pledged Collateral pledged by such Pledgor free and clear of any lien, except for the security interest created by this Agreement.

            Section 2.03. Perfection. The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Obligations.

            Section 2.04. No Authorization Required. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or third person is required either (a) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement, or for the execution, delivery or performance of this Agreement by the Pledgor, or (b) for the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

            Section 2.05. Good Standing. Each corporate or partnership Pledgor is duly organized and validly existing under the laws of its state of incorporation or organization, is qualified to do business in each jurisdiction where it is required to be qualified, and has the power and authority to own its properties and assets and to carry on its business.


                          ARTICLE 3. COVENANTS.

            Section 3.01. Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Pledgee may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

            Section 3.02.  Transfers and Other Liens; Additional Shares.

                         (a) Each Pledgor agrees that it will defend its title to the Pledged Collateral owned by it against the claims of all persons other than the Pledgee.

                        (b) The Pledgor agrees that it will not (i) sell, further encumber or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien upon or with respect to any of the Pledged Collateral, except for the security interest created by this Agreement.


                            ARTICLE 4.  THE PLEDGEE.

            Section 4.01. Pledgee Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Pledgee as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment, or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. This appointment shall be deemed to be coupled with an interest. Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing under any of the Obligations, the Pledgee shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend, interest payment, principal payment or other distribution payable or distributable with respect to the Pledged Collateral or any part thereof and to give full discharge for the same.

            Section 4.02. Pledgee May Perform. If the Pledgor fails to perform any agreement contained herein, the Pledgee may itself perform, or cause performance of, such agreement, and the expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor under Section 6.02 hereof.

            Section 4.03. Reasonable Care. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which it accords its own property, it being understood that neither Pledgee, nor any Agent of Pledgee, shall have responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not Pledgee or Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.


                       ARTICLE 5.  DEFAULT.

            Section 5.01 Events of Default. The occurrence of any of the following events shall constitute an event of default ("Event of Default") hereunder:

                  (a)  a default occurs under any of the Obligations;

                  (b) any representation contained herein shall have been materially misleading or untrue when made or when deemed to have been made; or

                  (c) Pledgor fails to perform any covenant contained herein within 10 days after notice from Pledgee; provided that if such default cannot reasonably be cured within such ten day period, such period shall be extended, provided that actions to cure the default are commenced within such 10 day period and are diligently pursued to completion.

            Section 5.02 Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing:

            (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if, in the Pledgee's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof, and, provided, further, that the Pledgor shall give the Pledgee at least five days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right.

            (ii) The Pledgor may receive and retain any distributions, dividends and interest paid in respect of the Pledged Collateral. Upon the occurrence and during the continuance of an Event of Default, any and all:

                  (A) dividends, distributions and interest paid or payable in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                  (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                  (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral,

shall be forthwith delivered to the Pledgee and, at the discretion of the Pledgee, applied against the Obligations or held as Pledged Collateral. If any such item is received by the Pledgor, it shall be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of the Pledgor, and shall be forthwith delivered to the Pledgee (or its designated Agent) as Pledged Collateral in the same form as so received (with any necessary endorsement).

            (iii) The Pledgee shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above.

            (b)  Upon the occurrence and during the continuance of an Event of
Default:

                  (i) All rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 5.02(a)(i) shall cease, and all such rights shall thereupon become vested in the Pledgee, who shall thereupon have the sole right to exercise such voting and other consensual rights; provided, however, that the Pledgee, in its sole discretion from time to time, may refrain from exercising, and shall not be obligated to exercise any such voting or consensual rights; and

                  (ii) All dividends and interest payments which are received by the Pledgor contrary to the provisions of paragraph (ii) of Section 5.02(a) shall be received in trust for the benefit of the Pledgee, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

            Section 5.03. Remedies upon Default. (a) If any Event of Default shall have occurred and be continuing:

                  (i) The Pledgee may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided herein or otherwise available to it, all the rights and remedies of a secured party upon default of a debtor under the Uniform Commercial Code (the "UCC") in effect in the State of New Jersey at that time;

                  (ii) The Pledgee may, without notice, except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Pledgee may deem commercially reasonable;

                  (iii) The Pledgee may proceed by suit or suits at law or in equity to foreclose this Agreement and sell the Pledged Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction and/or pursuant to proceeding by a court-appointed receiver; and/or

                  (iv) The Pledgee may execute all voting and consensual rights with respect to the Pledged Collateral.


                  (b) The Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgee shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Collateral for their own account in compliance with the Securities Act of 1933, as amended, and upon consummation of any such sale, the Pledgee shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  (c) At any sale made pursuant to this Agreement, the Pledgee may bid for or purchase, free from any right of redemption, stay and/or appraisal on the part of the Pledgor (all said rights being also hereby waived and released to the extent permitted by law), any part of or all of the Pledged Collateral offered for sale and may make payment on account thereof by using any Obligation then due and payable as a credit against the purchase price, and Pledgee may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Pledgor therefor. For purposes hereof, a written agreement to purchase all or any part of the Pledged Collateral shall be treated as a sale thereof and the Pledgee shall be free to carry out such sale pursuant to such agreement and the Pledgor shall not be entitled to the return of any Pledged Collateral subject thereto, notwithstanding the fact that after the Pledgee shall have entered into such an agreement all events of default which have occurred may have been remedied or the Obligations may have been paid in full.

                  (d) Any cash held by the Pledgee as Pledged Collateral and all cash proceeds received by the Pledgee in respect of any sale or collection from or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Pledgee, be held by the Pledgee as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Pledgee pursuant to Section 6.02) in whole or in part by the Pledgee for the benefit of the Pledgee against, all or any part of the Obligations, in such order as the Pledgee shall elect. Any surplus of such cash or cash proceeds held by the Pledgee and remaining after payment in full of all the Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.


                             ARTICLE 6.  MISCELLANEOUS.

      Section 6.01. Amendments; Waivers. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      Section 6.02. Expenses. The Pledgor will, upon demand, pay to the Pledgee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts which the Pledgee may incur in connection with (a) the administration of this Agreement,
(b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (c) the exercise or enforcement of any of the rights of the Pledgee hereunder, or (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

      Section 6.03. Notices. Unless the party to be notified otherwise notifies the other party in writing, notices shall be given by certified mail, return receipt requested, overnight courier or by hand delivery, addressed to such party at its address as follows:

      (a)   If to the Pledgee:

            Celcor, Inc.
            1800 Bloomsbury Avenue
            Wanamassa, New Jersey  07712
            Attention: Stephen E. Roman

      (b) If to any Pledgor, at the address set forth opposite such Pledgor's signature on the signature page hereof.

or to such other person or address as the parties shall have notified each other in writing.

      Section 6.04. Binding Effect. This Agreement shall (a) be binding upon the Pledgor, its successors, heirs and assigns, and (b) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee and its respective successors, transferees and assigns.

      Section 6.05. No Waiver; Cumulative Remedies. No failure on the part of the Pledgee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy of the Pledgee preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law or contract.

      Section 6.06. Termination. This Agreement shall terminate when the Obligations secured hereby have been fully and indefeasibly paid and performed. At such time the Pledgee shall reassign and redeliver (or cause to be reassigned or redelivered) to the Pledgor, or to such person or persons as the Pledgor shall designate, against receipt, such shares of the Pledged Shares (if any) as shall not have been sold or otherwise applied by the Pledgee pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Pledgee and at the expense of the Pledgor.

      Section 6.07. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of New Jersey. Unless otherwise defined herein, terms defined in Article 9 of the Uniform Commercial Code in the State of New Jersey are used herein as therein defined.

      Section 6.08 Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute a single agreement.


      IN WITNESS WHEREOF, the Pledgor and Pledgee have caused this Agreement to be duly executed and delivered as of the date first above written.


Address:                            NORTHEAST GENERAL PHARMACEUTICAL
                                      FACTORY
_________________________

_________________________           By:______________________________________
                                    Name:
                                    Title:

Address:                            LYNCROFT CORPORATION
_________________________

_________________________           By:______________________________________
                                    Name:
                                    Title:

Address:                            MANNION CONSULTANTS LTD.
_________________________

_________________________           By:______________________________________
                                       Name:
                                       Title:

Address:                            DZIOU TAI ASSOCIATES
_________________________

_________________________           By:______________________________________
                                       Name:
                                       Title:




Address:                            FOWLER HOLDING LIMITED
_________________________

_________________________           By:______________________________________
                                       Name:
                                       Title

                                    PLEDGEE:

                                    CELCOR, INC.


                                    By:_______________________________________
                                       Name:
                                       Title: